EXECUTION  COPY

                    IRREVOCABLE  STANDING  INSTRUCTIONS

     These IRREVOCABLE STANDING INSTRUCTIONS, dated as of September 9, 1999 are given pursuant to this agreement by and among Anchor National Life Insurance Company ("Anchor"), ANLIC Insurance Company (Hawaii), Ltd. ("ANLIC (Hawaii)"),
           ------                                              --------------
Variable  Separate  Account of Anchor National Life Insurance Company ("Variable
                                                                        --------
Separate  Account"), Anchor Pathway Fund, Anchor Series Trust, SunAmerica Series
 ----------------
Trust,  and  State  Street  Bank  and  Trust  Company.

                                 RECITAL

     Anchor has entered into a Reinsurance Agreement, dated as of August 1, 1999 (said Agreement, as the same may be supplemented, amended, replaced or otherwise modified from time to time, the "Reinsurance Agreement"), with ANLIC (Hawaii),
                                   ---------------------
pursuant to which Anchor will reinsure certain risks under the Annuities (as defined herein) with ANLIC (Hawaii).

     Section  1.     Certain Defined Terms.  Capitalized terms used herein shall
                     ---------------------
have  the  following  meanings:

     "Annuities"  shall  mean  (i) the individual variable annuity contracts and
      ---------
group variable annuity certificates identified in Schedule 1.1 hereto, as such contracts and certificates are in effect and are reinsured under the Reinsurance Agreement from time to time, subject to reinstatement or surrender, and (ii) the other annuity contracts reinsured pursuant to the terms of the Reinsurance Agreement.

     "Business  Day" shall mean each day on which (i) dealings are carried on in
      -------------
the London interbank market, and (ii) all of the following are open for business at their principal offices in the cities designated: (x) Anchor in Los Angeles;
(y) the Custodian in North Quincy, Massachusetts; and (z) the New York Stock Exchange trading floor in New York City.

     "CDSC  Fees"  shall  mean  the  Charges which are designated as "Contingent
      ----------
Deferred  Sales Charges" in Schedule 1.2 hereto in the column labeled "Charges".

     "Charges"  means  the  charges  and  deductions  relating  to the Annuities
      -------
identified  in  Schedule  1.2  hereto  in  the  column  labeled  "Charges".

     "Custodian" shall mean State Street Bank and Trust Company, a Massachusetts
      ---------
trust  company.

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     "Daily  Reinsurance  Servicer  Report" shall mean a report in substantially
      ------------------------------------
the  form  of  Exhibit  2.2  hereto.

     "Delinquent  Daily  Reinsurance  Servicer  Report"  shall  mean  a  Daily
      ------------------------------------------------
Reinsurance  Servicer  Report  which  is  not  delivered to the Custodian on the
      ---
Business  Day  to  which  it  relates.

     "Fund"  shall  mean  one  or  more  of Anchor Pathway Fund, a Massachusetts
      ----
business trust, Anchor Series Trust, a Massachusetts business trust, SunAmerica Series Trust, a Massachusetts business trust, and any successor to any thereof and any other Person that executes a counterpart hereof.

     "Investment  Company"  shall  mean  any  entity  registered  as  a separate
      -------------------
investment  company  under  the  Investment  Company  Act.
      -

     "Investment  Company Act" shall mean the Investment Company Act of 1940, as
      -----------------------
amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rule or regulation, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

     "M&E  Fees"  shall  mean  all  Charges  other  than  CDSC  Fees.
      ---------

     "Person"  shall mean an individual, a partnership, a corporation, a limited
      ------
liability company, a trust (including any beneficiary thereof) or other entity, including any unincorporated organization or governmental agency or political subdivision thereof. The term "corporation" for purposes of the preceding sentence shall mean a corporation, joint stock company, business trust or other similar association.

     "Portfolio"  shall  mean  a  separate  investment portfolio or series of an
      ---------
Investment  Company  which  is  itself  not  an  Investment  Company.

     "Reinsurance Servicer Report" shall mean a report in substantially the form
      ---------------------------
of Exhibit 2.3 hereto furnished by the servicer pursuant to the Servicing Agreement to ANLIC (Hawaii).

     "SEC"  shall  mean  the  Securities  and  Exchange  Commission or any other
      ---
governmental authority of the United States of America at the time administering the Securities Act of 1933, as amended, the Investment Company Act or the Securities Exchange Act of 1934, as amended.

     Section  2.     Irrevocable  Payment Instructions.  The Custodian is hereby
                     ---------------------------------
irrevocably  directed  by  Anchor, the Variable Separate Account and each of the
Funds, upon receipt of a notice in substantially the form of Exhibit 2.1 attached hereto, to make all payments in respect of all Charges (hereinafter, "Payments") as follows:
  -------

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     (i)     in  the case of all CDSC Fees Collected, as identified on Line 5 of the Daily Reinsurance Servicer Report, remit all Payments in respect thereof directly to Anchor;

     (ii) in the case of all M&E Fees, as identified as M&E Fees Collected on Line 3 of the Daily Reinsurance Servicer Report, accrue, segregate and hold such M&E Fees for the benefit of Anchor and ANLIC (Hawaii) and, then, no later than two Business Days following receipt of a Reinsurance Servicer Report, (i) remit all Payments that, pursuant to Line 199 of the Reinsurance Servicer Report, are allocable to Anchor directly to Anchor and (ii) wire all Payments that, pursuant to Line 198 of the Reinsurance Servicer Report, are allocable to ANLIC (Hawaii) directly and in immediately available funds to the non-interest-bearing cash collateral account with Citibank, N.A. at its office at 399 Park Avenue, New York, New York 10043, Account No. 40800176; and

     (iii) in the event the Custodian does not receive a Daily Reinsurance Servicer Report on any Business Day, the Custodian shall accrue, segregate and hold either (a) 110% of the amount of the M&E Fees withheld as indicated on Line 3 of the Daily Reinsurance Servicer Report last provided to the Custodian or (b) the maximum cash amount distributable to Anchor on that day by the Funds, whichever is less. Upon receiving such a Delinquent Daily Reinsurance Servicer Report, the Custodian shall remit to Anchor any amount withheld by the Custodian with respect to the M&E Fees in excess of that required to be withheld as indicated on Line 3 of such Delinquent Daily Reinsurance Servicer Report.

Prior to any delivery of the above-referenced notice, however, the Custodian is to collect and remit Charges in accordance with the applicable custodial agreements then in effect.

     Section  3.     Interest  on  Amounts  Held  by  Custodian.  All  amounts
                     ------------------------------------------
segregated and held by the Custodian for more than one Business Day pursuant to these Standing Instructions shall be held in a non-interest-bearing demand deposit account in the name of "State Street Bank and Trust Company as Custodian."

     Section  4.     Miscellaneous.  The  Custodian  and  each  of the Funds are
                     -------------
further  notified  that:

     (a) These Irrevocable Standing Instructions are delivered on behalf of ANLIC (Hawaii) and are irrevocable and cannot be waived, amended or otherwise modified without the prior written consent of ANLIC (Hawaii).

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     (b)     By its acknowledgment, the Custodian authorizes Anchor to deliver a copy of these Irrevocable Standing Instructions and the Custodian's acknowledgment to ANLIC (Hawaii) and its respective successors and assigns.

     (c) Any payment by the Custodian other than in compliance with the directions herein shall not be deemed to discharge its obligations in respect of the Payments.

     (d) THESE IRREVOCABLE STANDING INSTRUCTIONS SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

     (e) EACH FUND'S AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST IS ON FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS AND NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT IS MADE AND EXECUTED ON BEHALF OF SUCH FUND, AND NOT BY THE TRUSTEES OR OFFICERS OF SUCH FUND INDIVIDUALLY, AND OBLIGATIONS OF OR ARISING OUT OF THIS AGREEMENT ARE NOT BINDING UPON THE TRUSTEES, OFFICERS OR SHAREHOLDERS OF SUCH FUND INDIVIDUALLY BUT ARE BINDING ONLY UPON THE ASSETS OF SUCH FUND.

     (f) Each Person which hereafter becomes a Fund party to these Irrevocable Standing Instructions by executing a counterpart hereof shall thereafter be bound by the terms hereof to the same extent as if these Irrevocable Standing Instructions had been addressed to and signed by such Fund.

     (g) ANLIC (Hawaii) has granted a security agreement in certain collateral, including, but not limited to, ANLIC (Hawaii)'s rights under these Irrevocable Standing Instructions.

     These Irrevocable Standing Instructions may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Irrevocable Standing Instructions.

     By its execution of these Irrevocable Standing Instructions the Custodian hereby acknowledges and agrees (i) to abide by the foregoing instructions, it being understood that such acknowledgment and waiver does not constitute a waiver of any defenses and (ii) that it has not received any prior notice from any other party that Anchor has granted a security interest in, or collaterally assigned, the Charges to such other party or that any other party has any interest in the Charges.

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                   ANCHOR  NATIONAL  LIFE  INSURANCE  COMPANY


                   By:------------------------------------



                   ANLIC  NSURANCE  COMPANY  (HAWAII),  LTD.


                   By:----------------------------------



                   VARIABLE  SEPARATE  ACCOUNT  OF
                   ANCHOR NATIONAL LIFE INSURANCE COMPANY by ANCHOR NATIONAL LIFE INSURANCE COMPANY


                   By:---------------------------------
                      Authorized  Signatory



                   ANCHOR  PATHWAY  FUND


                   By:---------------------------------
                      Authorized  Signatory



                   ANCHOR  SERIES  TRUST


                   By:--------------------------------
                      Authorized  Signatory


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
                   SUNAMERICA  SERIES  TRUST


                   By:-------------------------------
                      Authorized  Signatory


                   ----------------------------------
                   [Add  name  of  any  future  Fund]


                   By:-------------------------------
                      Authorized  Signatory


Acknowledged  and
agreed  to  as  of  the  date
first  written  above:

STATE  STREET  BANK  AND  TRUST  COMPANY


By:-------------------------------
   Authorized  Signatory

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